Investor Presentation | August 2026 Q2'26 Investor Presentation 10 August 2026 U.S. PT | 11 August 2026 AEST

Investor Presentation | August 2026 DISCLAIMER These materials and the accompanying oral presentation have been prepared by Life360, Inc. (ARBN 629 412 942) (“Company”) on a confidential and non-reliance basis, and may not be reproduced in whole or in part, nor may any of its contents be disclosed, to any other person, without the prior written consent of the Company. These materials are for informational purposes only. This presentation contains summary information about the Company and its activities and is current as of the date of this presentation. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. It should be read in conjunction with the Company’s periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission (“SEC”), available at www.asx.com.au and www.sec.gov, respectively. 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Investor Presentation | August 2026 Contents Appendix (54 – 63)05 04 Financial Update Q2'26 (37 – 51)03 Life360 Strategy (28 – 36)02 Life360 Overview (4 – 27)01 Operating metrics Financials GAAP to Non-GAAP reconciliations & Non-GAAP financial measures Beyond MAU: 121 million Total Users in the Life360 Ecosystem End-to-End Differentiated Ads Platform at Scale Life360 and Uber Competitive landscape FY’26 Outlook (52 – 53)

Investor Presentation | August 2026 01 Life360 Overview

Life360 at a glance

Global scale, durable growth, expanding profitability

~102.4M Global Monthly Active Users	**180+** Countries	**639 billion** Miles driven with Life360 Crash Detection[2]	**#7** Top Social Networking App[3]	**$159.0m** **+38% YoY** Q2'26 Revenue
~3.2M Global Paying Circles	**17%** U.S. Penetration[1]	**99 billion** Safe arrival notifications[2]	**10.9M+** Monthly active Tile devices	**$31.1m** **20% Margin** Q2'26 Adjusted EBITDA[4]

Note: As of June 30, 2026 unless otherwise stated. [1] U.S. smartphone penetration based on approximately 54.0 million U.S. MAU as of June 2026 compared to the total U.S. population per 2020 census adjusted for smartphone penetration. [2] LTM as of June 30, 2026. [3] By DAU in the U.S. as of June 30, 2026. Source: Sensor Tower. [4] Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income to Adjusted EBITDA see Appendix 3.

Life360 Investor Presentation | August 2026 5

Investor Presentation | August 2026 Location sharing for the whole family ...with safety top of mind Private map for your inner circle Free to use Built for families Devices for people, pets, and things Premium safety services Market leading driving safety Busy families want peace of mind - Life360 makes everyday family life better through safety and connection 6

Investor Presentation | August 2026 7 Family messaging Real-time driving One-tap communication Private family Circle Item tracking and SOS functionality Crash detection and emergency dispatch Driving Safety 24/7 support with crash detection, emergency dispatch, roadside assistance and more Digital Safety Protection and prevention for each family member Location Sharing and Item Tracking Effortless daily coordination with advanced location sharing and item tracking Emergency Dispatch Expert assistance any time, anywhere Comprehensive Offering All-in-one solution for real life Young couples New drivers Families of all stages Aging parents Adoring pet parents The super-app serving families of all types through a distinctive product offering Keeping people close to the ones they love 7 Pet Finder Network Real-Time tracking, escape alerts, and a community-powered Pet Finding Network Pet tracking Note: Features may vary by region.

Investor Presentation | August 2026 1 As of June 30, 2026. 2 Life360 Brand Tracking research - April 2024 Fielding (based out of the 23 brand attributes tested). 3 According to December 2025 NPS creator, Bain & Co. for U.S. Adults aged 31-60. in R&D investment since 2016 #1 Brand Attribute2 1 in 6 60 NPS Score Considered “Excellent” by NPS Creator, Bain & Co.3 “Peace of mind” 6x U.S. Smartphone Owners Use Life3601 $650+ Million App Opens per Day1 Life360 is uniquely focused on family safety Providing peace of mind and connection for families creates a competitive moat 8

A one-stop holistic experience vs. competitor offerings

Life360 provides the only feature set that combines available isolated point solutions

	Mobile	Devices	Premium Services
Life360	**4.8** Life360 App Rating *(vs. Find My at 2.8)* **46%** of Total Paying Circles are cross-platform	 **10.9M+** Monthly active Tile devices[1] **65%** of surveyed U.S. pet owner member base has interest in a pet tracker	**Emergency assistance** + **Digital safety** + **Additional safety features**
Competitors		chipolo ANKER AirTag fi	LifeLock by Norton AAA On

Note: Features may vary by region.
[1]As of June 30, 2026.

Life360 Investor Presentation | August 2026 9

Investor Presentation | August 2026 6 7 8 Source: Sensor Tower Note: DAUs (Daily Active Users) defined as devices having 1 or more foreground sessions within an app in a day. 1 As of June 2026. U.S. Social Networking App Rankings by DAU1 10 One of the highest DAUs across Social Networking Apps Worldwide Triple Tier Social Networking App Rankings by DAU1

Investor Presentation | August 2026 Top Growing Apps for Parents1 Source: Sensor Tower 1Audience insights as of December 2025. +17.6% +12.2% +8.5% +7.6% +6.6% +6.2% +5.6% +5.0% +4.3% +1.3% Gemini ChatGPT Life360 Block Blast Instagram Walmart Spotify Amazon Tik Tok Facebook One of the fastest growing apps for Parents 11

Investor Presentation | August 2026 Strong U.S. Engagement – rivals the biggest names in social and streaming media Source: Sensor Tower company as of June 30, 2026; Company Data for Life360 metrics. 1 Hyper-Engaged Social represents the average DAU/MAU of Facebook, Instagram, Snapchat, TikTok, and X (formerly Twitter). US DAU/MAU Ratio (%) Social Media Streaming Media (Video) Hyper- Engaged Social1 With Push Notif. 12 71% 68% 62% 52% 47% 46% 45% 34% 34% 31% 27% 21% 19% 17% 15% 15% 14%

Investor Presentation | August 2026 Life360 has industry-leading user retention 13 Everyday safety and delight keep families engaged daily App Retention by Days Since App Installation1,2 Source: Sensor Tower company as of June 30, 2026; Peer group data represents U.S. App Store only; Company Data for Life360 metrics. 1 Social media average represents the average app retention of Linkedin, Pinterest, Duolingo, Reddit, Twitch, Nextdoor, Roblox. 2 App retention defined as the percentage of users still using an app at a particular time interval after initial installation. Life360 app retention consistently outperforms peers – outperforming the social media average by 1.6x following the first 90 days since app installation, with a widening gap after the first weeks as families settle into daily use Life360’s strong value proposition and core feature set provides its users with peace of mind that drives consistent daily app usage and fuels product stickiness 0 10 20 30 40 50 60 70 80 90 A p p R e te n ti o n Days Since App Installation Life360 (Internal) Social Media Average App Retention

Life360's addressable market opportunities are substantial


Partner Ecosystem
Family Financial Services
Insurance
Elderly Monitoring
Expansion Opportunities
~$75bn
~$75bn Subscription Services[1]
Life360
~$80bn
$2.7bn Pet Tracking[3]
$2.1bn Item Tracking[2]
$75bn Subscription Services
2021 – 2022
~$83bn
$3.1bn Advertising[4]
$2.7bn Pet Tracking
$2.1bn Item Tracking
$75bn Subscription Services
Today
Advertising
Pet Tracking
Item Tracking
Subscription Services
Future
Acquisition of jiobit + tile
Acquisition of FANTIX + Nativo

Source: GSMA Mobile Economy Report, Pew Research Center, 2020 U.S. Census, International Monetary Fund (IMF), Public Company Filings, and Company Data
[1] Smartphone-Equipped Population of Asia Pacific excluding China, Eurasia excluding Russia, Middle East and North Africa, United States, and Canada (Total Population × Smartphone Adoption Rate), divided by People Per Paying Circle to derive Total Paying Circles, multiplied by Q1'24 Average Revenue Per Paying Circle. [2] Intellectual Market Insights Research – AirTag Market Overview. [3] Grandview Research – Pet Wearables Market
[4] 2023 Average Advertising Revenue Per User of Meta, Snap, Uber, Spotify, Reddit, and Duolingo, multiplied by Smartphone-Equipped Population across the U.S. (Total Population × Smartphone Adoption Rate).

Life360
Investor Presentation | August 2026 14

Monetizing our addressable markets

Subscription Services


Life360
Platinum

- ✓ Roadside Assistance
- ✓ Medical Assistance
- ✓ SOS
- ✓ Driver Reports
- ✓ Stolen Phone Protection
- ✓ ID Theft Protection
- ✓ Crash Detection
- ✓ Emergency Dispatch
- ✓ Disaster Response
- ✓ Travel Support
- ✓ Pet Finder Network & More…

Devices





Indirect



First Party Data Monetization



Hubble Partnership



Advertising



Ads for Free Members



Access unique audiences based on First Party Data



Future Opportunity

Adjacent Markets



Elderly Monitoring



Insurance



Family Financial Services



Partner Ecosystem



Life360

Investor Presentation | August 2026 15

Investor Presentation | August 2026 Expanding reach beyond parents with teens 16 Of Circles are Families with Teens 1,3 35% Of Circles have a Pet 3,5,6 Of Circles have an Aging Parent 3,4 29% Of Circles are Couples 2,3 18% 8% … with an opportunity to expand within our current member base Premium member plans have historically focused on a narrow slice of our engaged free member base… Current Member Base Focus Member Base Expansion 3.3 members per Paying Circle on average 3 Note: The Circle percentages referenced reflect data for free Circles, not Paying Circles. 1 Defined as Circles with at least one member being a parent and one or more teens. 2 Defined as Circles of two members who are spouses or partners. 3 Reflects Circles on a global basis as of June 30, 2026. 4Defined as Circles with at least one member being a parent aged 50+. 5Defined as Circles with at least one pet. 6Pet stats are based on a percentage of all active Circles whereas all other stats presented on this page are limited to active Circles with complete age and/or role demographic data.

Investor Presentation | August 2026 Pet Finder Network Free >8M Pets added to Life360 Circles Pet GPS and the Pet Finder Network extend the family map Pets are becoming the most checked-on members of the family 1 Life360 Global Pet Parenthood Report, May 2026. Survey of 6,000 single income pet parents and double income pet parents without children across the UK, USA, and Australia conducted between April 8, 2026 and April 14, 2026. 2Based on average new weekly pet profile created from January 2026 to June 2026. 17 Paid Your Pet on the Life360 Map Paid Life360 Pet GPS → Real-time tracking via GPS, BLE, and WiFi → Up to 14 day battery life per charge + 6 month Reserve Mode → $99 bundled with an annual Silver subscription → Safety light → Water-resistant → Georeferences and escape alerts → Universal attachment fits most standard collars → Escaped Pet instantly notifies your Circle, with optional safety light & audible ring 8M pet profiles worldwide 120K+ new pet profiles created every week 2 86% of couples with a pet and without children consider their pet their child 1 75% of pet-parent daily routines are shaped by their pet1

Freemium membership model to support families' needs and enable monetization

Life360's premium services provide benefits focused on driving and digital safety

Current Triple Tier Membership Bundles (U.S., UK, Canada, ANZ)

FREE MEMBERSHIP
$0.00/mo

- ✓ SOS
- ✓ Place Alerts (2 places)
- ✓ Location History (2 days)
- ✓ Crash Detection
- ✓ Family Driving Summary
- ✓ Battery Monitoring
- ✓ Pet Profile & Pet Finder Network
- ✓ Live Progress
- ✓ Morning Check-In

SILVER MEMBERSHIP
$9.99/mo

- + Place Alerts (5 places)
- + Location History (7 days)
- + Stolen Phone Protection ($100)
- + Ad-Free Experience
- + Real-Time Pet Tracking

11% of U.S. Paying Circles[1]

GOLD MEMBERSHIP
$16.99/mo

- + Place Alerts (unlimited)
- + Location History (30 days)
- + Individual Driver Reports
- + Roadside Assistance
- + 24/7 Emergency Dispatch
- + ID Theft Protection
- + Free Towing (5mi Radius)
- + Stolen Funds Reimbursement ($25K)
- + Stolen Phone Protection ($250)

85% of U.S. Paying Circles[1]

PLATINUM MEMBERSHIP
$24.99/mo

- + Credit Monitoring
- + Disaster Response
- + Medical Assistance
- + Travel Support
- + Free Towing (50mi Radius)
- + Stolen Funds Reimbursement ($1M)
- + Stolen Phone Protection ($500)

4% of U.S. Paying Circles[1]

[1]As of June 30, 2026. Note: Membership bundles shown represent U.S. offering. Services and pricing differ slightly by region.

Life360

Investor Presentation | August 2026 18

Significant runway for growth across all markets along the penetration curve

Life360 Penetration Stages Along the S-Curve[1]:



3%
10%
20%
30%+
Rest of World
Malaysia
Netherlands
Italy
Canada
Singapore
Spain
Belgium
USA
ANZ
UK
Smartphone Penetration
Landing
Expanding
Growing
Scaling
Established
Mature

[1] Includes Top 10 international countries only.

Penetration Stages Definitions:

Landing	<3%	Early market entry. Building initial user base, establishing brand awareness.
Expanding	3-10%	Accelerating user acquisition, building infrastructure, expanding distribution channels.
Growing	10-20%	Sustained momentum. Strong organic growth, word-of-mouth effects accelerating, brand recognition building.
Scaling	20-30%	Proven model accelerating. Network effects compounding, conversion optimization driving efficiency, pressing accelerator on validated approach.
Established	30%+	Entrenched market position. Embedded in market infrastructure, defensible competitive moats, families assume you exist.
Mature		Majority of addressable market penetrated, growth driven by household formation rather than share gains, focus shifts to retention and optimization.

Life360
Investor Presentation | August 2026 19

Investor Presentation | August 2026 Long remaining runway in U.S. penetration Source: GSMA Mobile Economy Report, Pew Research Center, 2020 U.S. Census, and Company Data. 1 Estimated number of Life360 members as a percentage of smartphone-enabled population by state; Penetration rates of June 30, 2026 unless otherwise noted. Penetration by State (2020) 1 Penetration by State (2026) 1 Landing <3% Majority of states are in the Growing and Scaling phases of the S-Curve with the largest states adding the highest absolute growth and significant runway before achieving Established status 20 U.S. Top 5 penetrated states penetration rate trend Legend Expanding 3-10% Growing 10-20% Scaling 20-30% Established 30%+ 0% 5% 10% 15% 20% 25% Q2'20 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Q2'26

Investor Presentation | August 2026 Europe 2%0.4% (2020) (2026) Source: GSMA Mobile Economy Report, Pew Research Center, International Monetary Fund (IMF), and Company Data. 1 Estimated number of Life360 members as a percentage of smartphone-enabled population by region; Rest of World excludes Russia and China; Penetration rates of June 30, 2026 unless otherwise noted. Rest of World 0.6%0.2% (2020) (2026) International penetration, while expanding, trails the U.S., with large upside opportunity Large global opportunity for membership Penetration by Region (2020–2026)1 21 United Kingdom 13%2% (2020) (2026) $ Indicates countries with Triple Tier offering United States 17%6% (2020) (2026) Landing <3% Expanding 3-10% Growing 10-20% Scaling 20-30% Established 30%+ Australia & New Zealand 15%3% (2020) (2026) Canada 5%1% (2020) (2026) $ $ $ $

Investor Presentation | August 2026 Growing: 1. Australia 2. United Kingdom Expanding: 3. Malaysia 4. Netherlands 5. New Zealand 6. Italy 7. Canada 8. Singapore 9. Spain 10. Belgium Top 10 International MAU countries1 (66% of total International) 1. United Kingdom 2. Brazil 3. Mexico 4. Australia 5. Italy 6. Malaysia 7. Philippines 8. Canada 9. Spain 10. Germany 1Data as of Q2'26 Scaling the international opportunity 22 Top 10 International Penetration countries1 Broadening our international base Monetization continues to scale ahead of user growth Revenue grew 79% YoY across our top international markets, more than double the pace of MAU growth - a clear signal that paying circles and triple-tier pricing are driving greater value per user Global expansion playbook delivers registration and awareness gains 1. United Kingdom 2. Australia 3. Canada 4. Brazil 5. Mexico 6. Germany 7. South Africa 8. Netherlands 9. Malaysia 10. Italy Top 10 International Revenue countries1 (77% of total International) Canada, Spain and Malaysia are growing MAU 30% YoY, the fastest pace in our top 10 - proof that new- user growth is not confined to our most established markets Targeted market entry in Germany, Brazil, and Mexico fueled record single-day registrations and measurable national brand awareness lifts and boosted engagement

Investor Presentation | August 2026 Monetization opportunities from free user base Loyal User Base of families that retain on the platform1 Globally Recognized Brand Focused on safety and connection First Party Data Advantage based on location Valuable Targeting Opportunities based on user insights … has the potential to deliver significant value while maintaining privacy at the forefront of our member experience Note: All metrics as of June 30, 2026 unless otherwise noted. 1 Based on MAU and Paying Circles by Registration Year data. ~80% U.S. MAU Are Ads Eligible 1 in 6 U.S. Smartphone Owners Use Life360 6x U.S. App Opens per Day 46% U.S. MAU Open the App Daily “U.S., 70th percentile household income, Moms, who have visited a Walmart in the last 30 days” Illustrative Customer Profiling & Audience Segment “1 million users visited Walmart in the course of the last 30 days” Our differentiated audience… 23 Our differentiated audience can deliver value to brands and advertisers

Investor Presentation | August 2026 $-- $ 1 $ 2 $ 3 $ 4 $ 5 $ 6 $ 7 $ 8 -- 100 200 300 400 500 600 700 800 900 1,000 Ad Revenue ARPU by MAU (M)1,2,4 MAU (M) The advertising opportunity for Life360 1Based on public filings, Wall Street Journal, FactSet Consensus Estimates, Reuters, and Visible Alpha Consensus Estimates. Nextdoor MAU estimated using a WAU to MAU conversion rate of 0.63. Match Group MAU estimated using a Payer to MAU conversion rate of 0.177. Snapchat MAU estimated using a DAU to MAU conversion rate of 0.5058. 2Waze MAU and ad revenue reflects estimated 2022 figures. Waze and Lyft data not available over time. 3Limited Y + 0 and Y + 1 ARPU data is publicly available. 4Life360 ARPU estimated based on ending MAU for the first full year of advertising revenue (FY 2025) for Y+1. Y+2 is based on the midpoint of advertising revenue and MAU guidance for FY 2026. 5Source: Statista Market Insights: Advertising and Media. Global Advertising Spend5 $1.25 trillion (2026 estimate) Data indicates long-term growth potential in advertising revenue A d v e rt is in g A R P U 24 Expanded Market Opportunity with Nativo Acquisition $– $1 $2 $3 $4 $5 $6 $7 $8 Y +0 Y +1 Y +2 Y +3 Y +4 Y +5 Y +6 Y +7 Y +8 Y +9 Y +10 Y +11 Y +12 Ad Revenue ARPU from Launch1,3,4 Year of in-app Advertising Launch A d v e rt is in g A R P U

Investor Presentation | August 2026 25 25 First party data with location and context Unique, opt-in, first party data with real-life signals Turns real-life signals into usable audiences and insights Connects members to relevant brands and businesses All advertising environments and formats Advanced ad renderer technology Direct access to premium brands and agencies New and expanded sales channels with dedicated sales team Family structure Location patterns Driving behavior Fantix and Nativo together give us the intelligence layer and the delivery engine, the same formula behind similar advertising businesses that have scaled Turning unique first-party signals into a scaled advertising business

Life360 Ads Network Vision

The Family Ads Platform that delivers experiences and outcomes for brands, while offering benefits to members that make everyday family life better



Life360 In-App
~43M
Life360 U.S. In-App Reach[1]
Off-Site
~234M
U.S Off-Site Reach[2]
Brand/Agency
AD
Theme park wants to attract new families and increase repeat visitors
Mom sees an ad pinned on the map
Dad sees a special offer in his email
Grandma gets a push notification when she lands at the airport
Nativo
FANTIX
Life360
Mom sees a promo while browsing a news site
Dad sees an offer on a travel website
Family sees an ad ahead of their favourite TV show
Outcomes & Measurement
Theme park visits measured deterministically with Uplift by Life360

[1]Represents U.S. Ads eligible MAU as of June 2026. [2]Source: Comscore. Data as of June 2026.

Life360

Investor Presentation | August 2026 26

Real-World Scale, Real-World Proof

Case Study: How the Family Ads Platform turned real shopper intent into real store visits for a national grocer

The Advertiser Need

National Grocer losing basket share to mass-market giants and warehouse clubs

Needed to reach shoppers already defecting to competitors — not just run more mass-market ads

Why Choose Life360 Ads ?

Featuring Nativo

- Unique ability to leverage real, not probabilistic insights — no cookies, no modeling
- Multi-touch reach and high impact across 35K+ publishers to target customers multiple times
- Campaign validation through deterministic footfall measurement

The Campaign

- Reached former shoppers in specific locations who had churned as well as converted net new shoppers who frequented competitors
- Contextual creative across news and entertainment publishers, standard display and video
- Value messaging timed to Summer and Back-to-School
- Measured the real-world impact through verified store visitation

Outcomes & Measurement

132,000
total store visits driven

35,000
net-new incremental trips

+43.5%
blended in-store visit uplift

2x
visits from 21-24 year old demographic

Life360

Investor Presentation | August 2026 27

Investor Presentation | August 2026 02 Life360 Strategy

Investor Presentation | August 2026 Grow our audience By building a leading position as a global family brand Scale paid offerings By driving higher retention and conversion through increased value for members Create new revenue streams By meeting family needs at every life stage and strengthening relationships with members Expand profitability By leveraging the expense base, and balancing growth investment with financial discipline Powerful network effects driving significant long-term growth opportunity Life360 strategy 29

Investor Presentation | August 2026 Converting organic, word-of-mouth demand into active members by reducing registration friction. Expanding to New Relationship Types Extending the platform beyond the nuclear family to unlock a broader addressable user base. International Market Activation Shifting high-potential markets from organic- led growth to active development through full-funnel marketing and local partnerships. Engagement Deepening and Re-engagement Translating improving retention trends into compounding net adds across the installed base. Four Levers Driving Sustained MAU Growth Growth is not dependent on any single initiative; each lever addresses a distinct driver of the member flywheel Top-of-Funnel Efficiency 01 02 03 04 30

Investor Presentation | August 2026 International Market Activation 03 Expanding to New Relationship Types 02 Top-of-Funnel Efficiency 01 Engagement Deepening and Re-engagement 04 31 4 Cannes Lions International Festival of Creativity awards Q2 Unaided brand awareness1 1 Survey conducted by Morning Consult New morning check-in feature Apple Watch trial World Cup Launches in Brazil, Germany and Mexico Temporary Location Sharing Privacy Center Uber Trip Tracking Live Progress Delivering progress across all levers in Q2’26 +22%QoQ

Life360's digital based freemium business

Freemium model becomes powerful at scale

Monetization:	Advertising + Data + Partnerships	Premium Subscription	Referral Fees Other Sales[1]
New Member Onboarding Frictionless download & registration	**Free Member** Experience features	**Paid Subscriber** Upsell to Paid Subscriber	**Paid Subscriber** Upsell to higher tier + Other products

Marketing Efforts | **Free Member to Paid Conversion** | **Retention initiatives**

Member Experience & Product Efforts

Cost to provide:	Hosting & other technology costs	Membership benefit costs + app store commissions	Referral costs[1]

- Strong word of mouth drives organic growth, supporting efficient customer acquisition spend
- Digital economics enables efficient scaling of user base, with low cost/high margin subscription services
- Growing free member base:
  - Creates a competitive moat
  - Increases premium member acquisition pool and
  - Provides indirect monetization opportunities, including advertising

[1] Represents potential revenue and costs associated with future opportunities. This statement is forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our most recent Annual Report on Form 10-K, as well as any updates thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC.

Life360

Investor Presentation | August 2026 32

Investor Presentation | August 2026 Our freemium flywheel drives our growth Network effects enhance new member acquisition and fuel competitive advantages Better Engagement More Users 33

Investor Presentation | August 2026 AI makes Life360 stronger, faster and more competitive Life360 Wins with AI by building on the foundation of family trust, real-world data and platform at scale Durable use case anchored in the physical world • Our core use case has no AI substitute — it is anchored in real people moving through the physical world • Our real world partnerships, tow truck networks and emergency services can’t be shortcut with new developer tools • With 102M+ users, 60 NPS, and a 4.8 app rating, we provide peace of mind families rely on us to deliver AI makes our data more valuable • Our first-party family data is real-time, continuous and perishable. It is not synthetic and can't be scraped by LLMs — it gets more scarce and more valuable as AI advances • Richer behavioral signals let AI optimize targeting, fill rates, and attribution across every campaign, with multiple optimization paths unique to Life360. The gap widens over time AI enhances our ability to delight customers • AI moves us from reactive dashboard to proactive family platform. Today we tell you your teen left — tomorrow we connect every dot: kids have a game, who's driving, when to leave, before you ask • From teen safety anomaly detection to proactive monitoring of aging parents, AI creates compounding value that deepens lock-in and builds pricing power AI is improving our execution • Organization-wide AI adoption of ~95% is enabling efficiencies across the organization, resulting in faster R&D releases and customer support automation without additional headcount • AI is allowing us to grow revenue faster than headcount, enabling us to invest more into product capabilities and experiences that drive growth Life360's data, relationships, and scale: AI-proof and AI-powered. 34

Investor Presentation | August 2026 AISmarter, faster product innovation and safety features AI accelerates our flywheel and deepens our moats AI enhances our relationships and advantages without replicating or replacing them 35 Richer first-party data for targeting and measurement Stronger platform with more reasons to engage Deeper engagement and lower churn Revenue growing faster than headcount Network effects that compound with scale More monetization from every user — free or paid Smarter free-to-paid conversion through personalized engagement

Investor Presentation | August 2026 The aspirational goals that drive our strategy #1 Brand for everyday family life 150M+ Monthly Active Users $1B+ Revenue 35%+ AEBITDA margins Note: Long-term targets are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our most recent Annual Report on Form 10-K, as well as any updates thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. 36

Investor Presentation | August 2026 03 Financial Update Q2’26

Q2'26 Achievements

Cementing our position as the market-leading family safety membership service

Growing our audience	Scaling paid offerings	Creating new revenue streams	Expanding profitability
~102.4m Global Monthly Active Users (MAU) +16% YoY	**~3.2m** Global Paying Circles +27% YoY	Growing advertising revenue stream	**$159.0m** Q2'26 Revenue +38% YoY
20% YoY growth in International MAU	**185k** Quarterly net adds, +36% YoY	hubble network, AURA, Uber, AccuWeather Establishing new B2B partnerships to drive indirect monetization	**$31.1m** Q2'26 Adjusted EBITDA[1] 20% Margin

[1] Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income to Adjusted EBITDA see Appendix 3.

Life360 Investor Presentation | August 2026 38

Q2'26 Results Summary

Delivering on growth

$M	Q2'25	Q2'26	$ Change	% YoY
Revenue				
Subscription	88.6	115.6	27.1	31 %
Hardware	12.3	9.8	(2.5)	(20)%
Advertising	5.3	22.0	16.7	315 %
Other	9.2	11.6	2.3	25 %
Total revenue	**115.4**	**159.0**	43.6	38 %
Annualized Monthly Revenue (AMR)[1]	416.1	537.2	121.1	29 %
Operating expenses	88.5	127.0	38.5	43 %
Net Income	7.0	5.1	(1.9)	(28%)
Adjusted EBITDA (Non-GAAP)[2]	20.3	31.1	10.8	53%
Adjusted EBITDA Margin	18 %	20 %		2 %
Cash and cash equivalents[3]	434.2	269.8	(164.4)	(38%)
Operating cash flow	13.3	23.8	10.5	79%

Note: Numbers may not add or recalculate due to rounding.
[1]AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded.
[2]Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income to Adjusted EBITDA see Appendix 3.
[3]Cash and cash equivalents includes Restricted Cash. $21.4 million in cash and cash equivalents was moved to short term investments.

Commentary

- Continued strong subscription revenue momentum, up 31% YoY, primarily driven by 27% growth in Paying Circles and a 5% uplift in ARPPC
- Hardware revenue decreased 20% YoY, primarily driven by a 18% decrease in Net Hardware Units Shipped related to the strategic exit of the brick-and-mortar retail channel
- Advertising revenue increased 315% YoY, primarily driven by new advertising offerings following the acquisition of Nativo
- Other revenue increased 25% YoY due to increased data volumes resulting from user growth, as well as higher revenue share from existing partners
- Annualized Monthly Revenue up 29% YoY to $537.2 million
- Operating expenses increased 43% YoY to $127.0 million, primarily driven by higher R&D and S&M investment supporting advertising platform scaling and international expansion
- Net income of $5.1 million; income before income taxes of $1.1 million, with $4.0 million non-cash income tax benefit
- Adjusted EBITDA grew 53% YoY, driven by strong subscription and advertising revenue growth

Life360

Investor Presentation | August 2026 39

Investor Presentation | August 2026 Continued Strong Revenue Momentum *Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period. AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded. Quarterly Annualized Monthly Revenue ($M)* 40 29% YoY growth in June 2026 AMR 46 62 68 75 76 78 81 90 96 106 124 140 166 174 184 224 239 249 259 274 285 305 336 368 393 416 447 478 518 537 Q 1 1 9 Q 2 1 9 Q 3 1 9 Q 4 1 9 Q 1 2 0 Q 2 2 0 Q 3 2 0 Q 4 2 0 Q 1 2 1 Q 2 2 1 Q 3 2 1 Q 4 2 1 Q 1 2 2 Q 2 2 2 Q 3 2 2 Q 4 2 2 Q 1 2 3 Q 2 2 3 Q 3 2 3 Q 4 2 3 Q 1 2 4 Q 2 2 4 Q 3 2 4 Q 4 2 4 Q 1 2 5 Q 2 2 5 Q 3 2 5 Q 4 2 5 Q 1 2 6 Q 2 2 6

Investor Presentation | August 2026 Life360 Core Monthly Active Users (MAU) (M) Note: Numbers may not add or recalculate due to rounding. Global MAU Q2'26 year over year growth of 16%, with consistent performance in key monetization countries International Triple Tier countries MAU (M) +23% YoY +24% YoY +14% YoY +22% YoY 41 +30% YoY +18% YoY 17 16 17 17 18 20 22 24 25 27 29 31 32 34 35 37 39 40 42 44 45 48 49 51 52 54 2 2 2 2 2 3 3 3 4 4 5 5 5 6 6 7 7 8 9 9 10 11 11 12 12 13 9 7 7 8 8 9 9 8 10 11 13 13 14 15 17 18 20 22 26 27 28 30 31 33 34 35 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 U.S. International Triple Tier Other International Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 ANZ UK Canada

Investor Presentation | August 2026 Global MAU Net Additions • Net quarterly MAU additions in U.S. and International Triple Tier markets have historically been in a relatively narrow range 42 Note: Numbers may not add or recalculate due to rounding. Q2'26 year over year growth of 16%, with 24% growth in International Triple Tier • Net quarterly MAU additions in Other International markets have experienced highly varied outcomes due to viral surges related to safety and other issues 0.2 1.4 (0.6) (0.1) 1.1 1.3 2.3 (0.3) 1.0 0.8 2.0 1.2 2.4 1.9 3.6 0.9 1.8 1.4 1.6 1.8 0.2 1.7 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Other International Other International MAU Net Additions (M) 1.0 2.3 1.8 1.5 1.4 1.9 2.3 1.6 0.7 1.9 1.8 1.4 2.0 1.7 1.8 1.4 1.7 2.2 1.2 1.8 1.2 2.2 0.1 0.6 0.2 0.3 0.3 0.4 0.5 0.3 0.5 0.5 0.6 0.4 0.5 0.7 0.9 0.4 0.6 0.7 0.8 0.5 0.5 0.7 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 U.S. International Triple Tier U.S. & International Triple Tier MAU Net Additions (M)

Investor Presentation | August 2026 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 ANZ UK Canada Paying Circles by Geography (000s) Paying Circles $1398 +42% YoY$38 +42% YoYInternational Triple Tier Countries Paying Circles (000s) +34% YoY +31% YoY +23% YoY 43 Note: Numbers may not add or recalculate due to rounding. Q2'26 year over year growth of 27%, while raising prices and improving customer value UK & ANZ Legacy price increases +43% YoY +34% YoY +25% YoY +31% YoY 6 6 8 6 6 5 6 9 8 7 0 8 7 3 7 8 0 4 8 9 5 9 9 1 1, 0 4 4 1, 11 7 1, 18 0 1, 16 2 1, 2 0 3 1, 2 3 3 1, 3 0 0 1, 3 2 7 1, 3 9 0 1, 4 6 8 1, 5 7 9 1, 6 2 7 1, 7 18 1, 8 0 9 1, 9 16 2 ,0 0 0 2 ,1 3 7 2 ,2 6 5 6 1 5 8 6 1 6 2 6 3 7 5 8 6 9 8 10 7 12 0 13 7 14 8 16 6 18 4 2 0 9 2 18 2 2 2 2 3 1 2 5 0 2 6 3 2 7 9 2 9 3 3 18 3 3 6 3 6 4 3 9 2 12 2 11 1 11 0 10 7 10 3 11 1 11 8 12 9 13 6 15 5 17 3 18 3 19 8 2 12 2 3 7 2 5 7 2 8 6 3 3 1 3 6 0 3 6 9 3 9 8 4 3 0 4 6 8 4 9 8 5 3 4 5 6 3 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 U.S. International Triple Tier Other International

Investor Presentation | August 2026 Global Paying Circle Net Additions 44 Note: Numbers may not add or recalculate due to rounding. Q2’26 year over year growth of 36%, with 106% growth in International Triple Tier Life360 US & International Triple Tier Paying Circle Net Additions (M) Other International Paying Circle Net Additions (M) • U.S. and International triple tier Paying Circle net adds increased 40% and 106% YoY, respectively, due to improved quality of new users with higher likelihood to convert to paid • Other International Paying Circle net adds slightly decreased YoY despite 23% MAU net adds growth. This trend is not unusual following a quarter of strong growth -4 8 7 11 7 19 18 10 14 15 25 19 29 45 28 9 30 31 38 30 36 30 -40 10 60 110 160 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Other International 29 67 91 96 53 74 62 -18 41 30 68 26 63 78 111 47 91 92 107 84 136 128 1 12 11 12 10 12 17 11 18 17 25 8 4 9 19 12 17 13 25 18 29 27 -40 -20 0 20 40 60 80 100 120 140 160 180 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 U.S. International Triple Tier

Investor Presentation | August 2026 $166 $40 $86 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 U.S. International Average Revenue Per Paying Circle (ARPPC) 1 U.S. Price increase took effect across all Membership tiers starting in August 2022. Average Revenue Per Paying Circle (ARPPC) ($) 1 +5% YoY 45 +14% YoY +42% YoY +63% YoY Triple Tier launches and annual subscription price increases driving ARPPC in the U.S. and internationally International Triple Tier Countries Revenue +79% YoY +5% YoY Global ARPPC Q2 24 Q2 25 Q2 26 ANZ UK Canada

Investor Presentation | August 2026 Consolidated Revenue 46 Q2 Revenue ($M) Total Consolidated Revenue Breakdown (Q2'26) Hardware Life360 U.S. Subscription Life360 International Subscription Hardware Subscription Advertising Q2'26 year over year growth of 38% Note: Numbers may not add or recalculate due to rounding. Other $66 $89 $116 $12 $12 $10 $5 $22 $7 $9 $12 $85 $115 $159 Q2'24 Q2'25 Q2'26 Subscription Hardware Advertising Other 57% 13% 3% 6% 14% 7%

Investor Presentation | August 2026 47 Consolidated Quarterly Subscription Revenue ($M) Global Paying Circles (000s) Subscription Revenue Q2'26 revenue growth of 31% underpinned by 27% YoY uplift in Paying Circles 61.6 65.7 71.8 78.881.9 88.6 96.3 102.5 108.2 115.6 Q1 Q2 Q3 Q4 2024 2025 2026 2,258 2,396 2,532 2,702 2,834 3,035 3,220 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Global PC • Strong subscription revenue growth across U.S. and international, with consolidated subscription revenue uplift of 31% YoY in Q2'26 • Core Life360 subscription revenue growth of 34% YoY in Q2'26, benefitting from strong Paying Circles growth of 27% YoY • Core Life360 Subscription revenue growth also supported by a shift in product mix towards higher priced products • Additional uplift from international price increases implemented in mid to late 2025 for new and existing subscribers in Triple Tier markets

Investor Presentation | August 2026 Strength of Free User Engagement Drives Consistent Net Subscriber Retention Over Time • MAU and Paying Circles by member registration year have increased over time, demonstrating strong retention dynamics and ability to convert free members to paid over the long-term • Consistent historical net subscriber retention across member registration years, driving net subscription revenue retention rate that is approximately 100% 1 Global Paying Circles by Member Registration Year (M) Global MAU by Member Registration Year (M) 1 Based on the average monthly subscription revenue for the six months ended June 30, 2026 compared to the prior six-month period 48 2023 2022 2021 2020 2019 2018 2017 2016 and before 2024 2025 2026 0 0.5 1 1.5 2 2.5 3 3.5 J u n -2 2 D e c -2 2 J u n -2 3 D e c -2 3 J u n -2 4 D e c -2 4 J u n -2 5 D e c -2 5 J u n -2 6 0 10 20 30 40 50 60 70 80 90 100 J u n -2 2 D e c -2 2 J u n -2 3 D e c -2 3 J u n -2 4 D e c -2 4 J u n -2 5 D e c -2 5 J u n -2 6

Investor Presentation | August 2026 Hardware Revenue Quarterly Hardware Revenue ($M) • Q2'26 hardware revenue decrease of 20% YoY, primarily driven by a 18% decrease in Net Hardware Units largely related to the strategic exit of the brick- and-mortar retail channel • Continued growth in Tiles and Pet GPS sold into Life360 user base Quarterly Hardware Units Shipped (M) Continued growth in percentage of Life360 subs with an active linked Tile and/or Pet GPS 49 10.2 11.9 11.7 23.8 8.9 12.3 11.3 19.3 4.5 9.8 Q1 Q2 Q3 Q4 2024 2025 2026 0.5 0.7 0.8 1.9 0.5 0.8 0.9 1.9 0.4 0.7 Q1 Q2 Q3 Q4 2024 2025 2026

Investor Presentation | August 2026 Quarterly Advertising Revenue ($M) Advertising & Other Revenue Significant YoY revenue uplift driven by continued monetization of free user base and Nativo acquisition • Q2'26 Advertising revenue of $22.0 million represents 315% YoY growth, primarily driven by new advertising offerings following the acquisition of Nativo, as well as an increase in advertising activity on existing partners • Significant long term growth potential as part of broader advertising and free user monetization strategy • Q2'26 Other revenue growth of 25% YoY due to higher data revenue, primarily attributable to increased data volumes resulting from user growth, as well as an increase in partnership revenue, primarily driven by higher revenue share from existing partners 50 Quarterly Other Revenue ($M) 0.0 0.5 1.1 4.24.6 5.3 7.3 13.9 19.7 22.0 Q1 Q2 Q3 Q4 2024 2025 2026 6.4 6.8 8.2 8.88.3 9.2 9.6 10.210.7 11.6 Q1 Q2 Q3 Q4 2024 2025 2026

Investor Presentation | August 2026 Quarterly Seasonality - Revenue ($M) Revenue & Adjusted EBITDA Seasonality AEBITDA up 53% YoY with Q2 margin reflecting strong subscription and advertising revenue growth 51 Quarterly Seasonality - Adjusted EBITDA ($M) & Margin (%) $84.9 $92.9 $115.5 $103.6 $115.4 $124.5 $146.0 $143.1 $159.0 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 $11.0 $9.0 $21.2 $15.9 $20.3 $24.5 $32.4 $17.1 $31.1 13% 10% 18% 15% 18% 20% 22% 12% 20% 0% 5% 10% 15% 20% 25% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 • Adjusted EBITDA of $31.1 million, up 53% YoY, with AEBITDA margin of 20% in Q2'26 driven by strong subscription and advertising revenue growth • Adjusted EBITDA margin of 20% was impacted by +3% due to the one-time tariff benefit • Adjusted EBITDA margin expected to expand YoY by Q4 driven by revenue seasonality and operating leverage 1 Q2’26 AEBITDA margin was impacted by +3% due to a one-time tariff benefit. 17%1

Investor Presentation | August 2026 04 FY2026 Outlook

Investor Presentation | August 2026 1 Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income to Adjusted EBITDA, see Appendix 3. Outlook 53 For FY’26, Life360 expects to deliver: • MAU growth of 17% to 20%, weighted toward the second half of the year (unchanged); • Consolidated revenue of $650 million to $685 million (YoY growth of 33% to 40%), comprised of: - Subscription revenue of $475 million to $480 million, increased from $470 million to $475 million; - Hardware revenue of $35 million to $45 million, reduced from $40 million to $50 million; - Advertising revenue of $98 million to $115 million (unchanged); and - Other revenue of $42 million to $45 million (unchanged); • Adjusted EBITDA 1 of $130 million to $140 million (unchanged), which represents a margin of approximately 20%.

Investor Presentation | August 2026 05 Appendix

Investor Presentation | August 2026 APPENDIX 1 Operating Metrics 1 Core metrics relate solely to the Life360 mobile application. 2 Core subscription revenue is defined as subscription revenue derived from the Life360 mobile application and excludes non-core subscription revenue which relates to other hardware related subscription offerings. Beginning with the second quarter of 2024, this definition has been updated and calculated in accordance with GAAP. 55 (in millions, except ARPPC, ARPPS, ASP) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Life360 Core(1) Monthly Active Users (MAU) - Global 102.4 97.8 95.8 91.6 88.0 U.S. 54.0 51.8 50.6 48.7 47.5 International 48.4 46.0 45.3 42.9 40.5 UK, CA, ANZ 13.2 12.5 12.0 11.4 10.7 Rest of World 35.2 33.5 33.3 31.5 29.8 Paying Circles - Global 3.2 3.0 2.8 2.7 2.5 U.S. 2.3 2.1 2.0 1.9 1.8 International 1.0 0.9 0.8 0.8 0.7 UK, CA, ANZ 0.4 0.4 0.3 0.3 0.3 Rest of World 0.6 0.5 0.5 0.5 0.4 Average Revenue per Paying Circle (ARPPC) $ 142.56 $ 143.03 $ 139.54 $ 137.63 $ 135.42 Life360 Consolidated Subscriptions 3.7 3.5 3.4 3.3 3.1 Average Revenue per Paying Subscription (ARPPS) $ 128.38 $ 127.15 $ 122.41 $ 119.33 $ 116.06 Net hardware units shipped 0.7 0.4 1.9 0.9 0.8 Average Selling Price (ASP) $ 14.70 $ 11.88 $ 10.06 $ 11.99 $ 14.81 Annualized Monthly Revenue (AMR) $ 537.2 $ 517.9 $ 478.0 $ 446.7 $ 416.1 Additional KPI Related Information Subscription revenue $ 115.6 $ 108.2 $ 102.5 $ 96.3 $ 88.6 Non-Core subscription revenue $ (4.5) $ (4.7) $ (5.2) $ (5.6) $ (5.7) Core subscription revenue(2) $ 111.1 $ 103.5 $ 97.3 $ 90.7 $ 82.9 Subscription revenue bundling related adjustment $ (0.0) $ (0.0) $ (0.0) $ (0.1) $ (0.3) Hardware revenue bundling related adjustment $ 0.1 $ 0.0 $ 0.0 $ 0.1 $ 0.3

Investor Presentation | August 2026 APPENDIX 2 Income Statement 56 Note: Numbers may not add or recalculate due to rounding. Three Months Ended June 30, $ in millions, except share and per share data 2026 2025 Revenue Subscription revenue $ 115.6 $ 88.6 Hardware revenue 9.8 12.3 Advertising revenue 22.0 5.3 Other revenue 11.6 9.2 Total revenue 159.0 115.4 Cost of Revenue Cost of subscription revenue 15.3 13.0 Cost of hardware revenue 5.6 10.2 Cost of advertising revenue 9.5 0.5 Cost of other revenue 1.7 1.1 Total cost of revenue 32.1 24.9 Gross Profit 126.9 90.5 Operating expenses Research and development 47.4 32.3 Sales and marketing 52.3 38.9 General and administrative 27.2 17.4 Total operating expenses 127.0 88.5 Income (loss) from operations (0.1) 2.0 Other income (expense) Gain (loss) on change in fair value of investments (0.9) 1.3 Interest income 4.2 2.5 Other income (expense), net (2.2) 0.8 Total other income, net 1.1 4.6 Income before income taxes 1.1 6.6 Benefit from income taxes (4.0) (0.4) Net income $ 5.1 $ 7.0 Net income per share, basic $ 0.06 $ 0.09 Net income per share, diluted $ 0.06 $ 0.08 Weighted-average shares used in computing net income per share, basic 81,002,338 76,797,385 Weighted-average shares used in computing net income per share, diluted 85,594,461 84,476,048

Investor Presentation | August 2026 APPENDIX 2 Balance Sheet Cash Flow 57 Note: Numbers may not add or recalculate due to rounding. June 30, December 31, $M 2026 2025 Current Assets: Cash and cash equivalents $ 267.1 $ 494.3 Restricted cash, current 1.0 — Short-term investments 197.9 — Accounts receivable, net 98.6 80.7 Inventory 14.7 9.9 Costs capitalized to obtain contracts, net 1.1 1.2 Prepaid expenses and other current assets 19.1 20.1 Total current assets 599.5 606.1 Restricted cash, noncurrent 1.7 1.6 Property and equipment, net 2.7 3.0 Costs capitalized to obtain contracts, noncurrent 0.8 0.9 Prepaid expenses and other assets, noncurrent 46.4 48.5 Operating lease right-of-use asset 0.2 0.3 Intangible assets, net 77.5 38.3 Goodwill 173.6 134.6 Deferred tax assets, net 149.5 126.4 Total Assets $ 1,051.9 $ 959.7 Liabilities and Stockholders’ Equity Current Liabilities: Accounts payable $ 15.5 $ 8.4 Accrued expenses and other current liabilities 43.3 42.0 Deferred revenue, current 48.2 46.4 Total current liabilities 107.0 96.8 Convertible notes, net, noncurrent 311.5 310.4 Deferred revenue, noncurrent 3.3 4.3 Other liabilities, noncurrent 16.7 — Total Liabilities $ 438.5 $ 411.5 Stockholders’ Equity Common stock 0.1 0.1 Additional paid-in capital 757.7 686.9 Accumulated deficit (131.0) (138.9) Accumulated other comprehensive income (loss) (0.1) — Treasury stock, at cost (13.2) — Total stockholders’ equity $ 613.4 $ 548.2 Total Liabilities and Stockholders’ Equity $ 1,051.9 $ 959.7 Six Months Ended June 30, $M 2026 2025 Cash Flows from Operating Activities: Net income $ 7.8 $ 11.4 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 11.1 5.9 Amortization of costs capitalized to obtain contracts 0.7 0.6 Amortization of operating lease right-of-use asset 0.2 0.2 Stock-based compensation expense, net of amounts capitalized 39.1 25.1 Non-cash interest expense, net 1.4 0.2 Loss (gain) on change in fair value of investments 4.7 (1.3) Non-cash revenue from investments (0.5) (0.6) Deferred income taxes (16.4) — Accretion of discount on short-term investments (1.1) — Loss on tariff refund monetization 1.3 — Provision for credit losses — 0.4 Changes in operating assets and liabilities, net of acquisition: Accounts receivable, net 13.2 (1.2) Prepaid expenses and other assets 1.3 (5.5) Inventory (4.8) (1.6) Costs capitalized to obtain contracts, net (0.6) (0.6) Accounts payable (12.3) (2.6) Accrued expenses and other current liabilities (5.4) (7.5) Deferred revenue 1.3 2.8 Other liabilities, noncurrent — (0.2) Net cash provided by operating activities 41.0 25.4 Cash Flows from Investing Activities: Cash paid for acquisitions, net of cash acquired (55.6) (2.8) Internally developed software (2.5) (3.5) Purchase of property and equipment — (0.8) Purchase of short-term investments (214.1) — Proceeds from maturities of short-term investments 16.9 — Purchase of other strategic investments (1.0) — Convertible note investment — (25.0) Net cash used in investing activities (256.3) (32.1) Cash Flows from Financing Activities: Indemnity escrow payment in connection with the acquisition of Fantix, Inc. (0.7) — Proceeds from monetization of tariff refund claims 2.3 — Remittance of tariff refund claims (1.9) — Proceeds related to tax withholdings on restricted stock settlements and the exercise of stock options and warrants 27.2 29.6 Taxes paid related to net settlement of equity awards (24.4) (25.8) Purchase of treasury stock (13.2) — Proceeds from issuance of convertible senior notes — 320.0 Payments of debt issuance costs — (9.6) Purchase of capped calls — (33.7) Net cash provided by (used in) financing activities (10.8) 280.5 Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash (226.1) 273.8 Cash, Cash Equivalents and Restricted Cash at the Beginning of the Period 495.8 160.5 Cash, Cash Equivalents, and Restricted Cash at the End of the Period $ 269.8 $ 434.2

Investor Presentation | August 2026 Operating expenses APPENDIX 3 GAAP to Non-GAAP reconciliations 58 Note: Numbers may not add or recalculate due to rounding. Cost of revenue Three Months Ended June 30, $M 2026 2025 Cost of subscription revenue, GAAP $ 15.3 $ 13.0 Less: Depreciation and amortization, GAAP (1.2) (0.9) Less: Stock-based compensation, GAAP (0.6) (0.7) Total cost of subscription revenue, Non-GAAP $ 13.5 $ 11.5 Cost of hardware revenue, GAAP $ 5.6 $ 10.2 Less: Depreciation and amortization, GAAP (1.1) (1.0) Less: Stock-based compensation, GAAP (0.3) (0.4) Total cost of hardware revenue, Non-GAAP $ 4.2 $ 8.8 Cost of advertising revenue, GAAP 9.5 0.5 Less: Depreciation and amortization, GAAP (0.5) (0.2) Less: Stock-based compensation, GAAP (0.1) — Total cost of advertising revenue, Non-GAAP $ 8.8 $ 0.3 Cost of other revenue, GAAP $ 1.7 $ 1.1 Total cost of other revenue, Non-GAAP $ 1.7 $ 1.1 Cost of revenue, GAAP $ 32.1 $ 24.9 Less: Depreciation and amortization, GAAP (2.8) (2.0) Less: Stock-based compensation, GAAP (1.0) (1.2) Total cost of revenue, Non-GAAP $ 28.2 $ 21.7 Three Months Ended June 30, $M 2026 2025 Research and development expense, GAAP $ 47.4 $ 32.3 Less: Stock-based compensation, GAAP (9.7) (7.8) Less: Other, GAAP (2.0) — Total Research and development, Non-GAAP $ 35.8 $ 24.5 Sales and marketing expense, GAAP $ 52.3 $ 38.9 Less: Depreciation and amortization, GAAP (2.8) (1.1) Less: Stock-based compensation, GAAP (3.4) (2.0) Total Sales and marketing expense, Non-GAAP $ 46.1 $ 35.8 General and administrative expense, GAAP $ 27.2 $ 17.4 Less: Stock-based compensation, GAAP (8.8) (4.2) Less: Other, GAAP (0.8) (0.1) Total General and administrative expense, Non-GAAP $ 17.7 $ 13.1 Total Operating expenses, GAAP $ 127.0 $ 88.5 Less: Depreciation and amortization, GAAP (2.8) (1.1) Less: Stock-based compensation, GAAP (21.8) (14.1) Less: Other, GAAP (2.7) (0.1) Total Operating expenses, Non-GAAP $ 99.6 $ 73.3

Investor Presentation | August 2026 We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance. Adjusted EBITDA In addition to total revenue, net income and other results under GAAP, we utilize a non-GAAP calculation of adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). Adjusted EBITDA is defined as net income, excluding (i) gain (loss) on change in fair value of investments, (ii) benefit from income taxes, (iii) depreciation and amortization, (iv) interest income, (v) other income (expense), net, (vi) acquisition-related transaction and integration costs, (vii) stock-based compensation, (viii) workplace restructuring costs, and (ix) warehouse relocation costs. These items are excluded from Adjusted EBITDA because they are non-cash in nature, because the amount and timing of these items are unpredictable, or because they are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included Adjusted EBITDA in this presentation because it is a key measurement used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net income, and our other GAAP results. The table presents a reconciliation of net income, the most directly comparable GAAP measure, to Adjusted EBITDA. 59 APPENDIX 3 Non-GAAP Financial Measures Note: Numbers may not add or recalculate due to rounding. Three Months Ended June 30, $M 2026 2025 Net income $ 5.1 $ 7.0 Add (deduct): Gain (loss) on change in fair value of investments(1) 0.9 (1.3) Benefit from income taxes (4.0) (0.4) Depreciation and amortization(2) 5.6 3.1 Interest income (4.2) (2.5) Other income (expense), net 2.2 (0.8) Acquisition-related transaction and integration costs(3) 0.5 0.1 Stock-based compensation 22.8 15.2 Workplace restructuring costs(4) 1.7 — Warehouse relocation costs(5) 0.6 — Adjusted EBITDA $ 31.1 $ 20.3 1 Relates to the changes in fair value of the Convertible Note Investment. Refer to the Q2 2026 10-Q for the definition and additional information on the Convertible Note Investment. 2 Includes depreciation on fixed assets and amortization of intangible assets. 3 Relates to costs incurred in connection with the acquisition of Nativo, Inc. and the asset acquisition of Fantix, Inc., including one-time bonus payments. 4 Relates to non-recurring workplace restructuring costs incurred in connection with the Company's transition to an AI-native organization. 5 Relates to non-recurring warehouse relocation costs associated with the move of certain hardware manufacturing operations.

APPENDIX 4

Beyond MAU: 121 million Total Users in the Life360 Ecosystem

~85% of total users open the app within a given month, with an additional ~19m passive users representing further monetization and reactivation potential

MAU (Monthly Active Users)

Users who opened the Life360 app at least once in the last calendar month



Parents who open the app

Passive Users

Users that that are actively receiving notifications or sharing their location, without opening the app in the last calendar month



Teenagers who see notifications and share locations without opening the app

~102m
Monthly Active Users

~19m
Passive Users

~121m
Member Value Universe

Total Users

All registered Life360 accounts: MAU + Passive.
Represents the full scale of Life360's user base and our addressable monetization & engagement opportunity

Note: As of June 30, 2026. Numbers may not add due to rounding

Life360
Investor Presentation | August 2026 60

APPENDIX 5

End to End Differentiated Ad Platform at Scale

Our combined tech stack accelerates Life360's advertising roadmap and creates value across the ad-tech value chain

High Level Ad-Tech Value Chain

Demand Side
- Brands
- Ad Agencies

Demand Side Platforms (DSPs)	Customer Data Platforms	Measurement Platforms	Supply Side Platforms (SSPs)*	Publishers
Integrations enable advertisers to buy digital ad inventory in an automated way (e.g. The Trade Desk & Amazon DSP)	Collect, unify, and organize first-party (1P) and third-party (3P) data signals	Unified layer of reporting into performance, ensuring safety, viewability, and attribution	Allow publishers to manage, optimize, and sell their ad inventory	Content creators and platforms that own the ad inventory (e.g. websites, apps, media outlets)
Direct integrations with key DSPs incl. Amazon, positioning Life360 as an attractive partner for large DSPs	Complementary custom audience creation based on 1P data at scale to drive outcome-based optimization	Complementary measurement tools at scale to capture full funnel performance	Full SSP capabilities incl. direct integrations with 400+ premium publishers and 20k+ websites and apps	Enable cross-format and cross-platform campaigns with premium publishers (e.g. premium display, CTV etc.)

Supply Side
- Consumers

Life360 + Nativo

Life360 Investor Presentation | August 2026 61

Investor Presentation | August 2026 Life360 and Uber announce new integration to help families stay connected Deepens Life360’s super app vision by embedding trusted third party services families already rely on 62 Integrated Super App Experience Membership Uber Teen Accounts Marketing & Advertising Shared value across Life360 and Uber memberships – building on an existing collaboration that delivers more value for Life360 members Unlock real-time trip tracking, ride booking, in-app coordination and personalized safety alerts for parents In-kind marketing with always-on advertising support – signals Uber’s continued investment in Life360 as a key advertising partner Enabling teens to request rides with parental supervision, real-time notifications, and safety screened drivers Note: Product image is for illustrative purposes only; actual may vary. Integrated services will be available in 2026. APPENDIX 6

APPENDIX 7

Competitive Landscape

	Life360	AAA		AT&T		LifeLock by norton		On			
Monthly Price	*$16.99*	*$10.00*	*Free*	*$7.99*	*$14.99*	*$79.99*	*Free*	*$34.99*	*Free*	*$10.00*	*$14.99*
Membership	Family circle	Individual	Individual	Family	Individual	Family	Individual	Family	Individual	Individual	Individual
Features											
Available on iOS & Android	✓	✓		✓	✓	✓		✓	✓	✓	✓
Roadside Assistance	✓	✓		✓				✓			✓
SOS Alert	✓							✓		✓	✓
Driver Reports	✓				✓						✓
Stolen Phone Reimbursement	✓			✓							
Credit Monitoring	*Platinum Only*	✓				✓					
ID Theft Protection	✓	✓				✓					
Crash Detection	✓				✓			✓			✓
Disaster Assistance	*Platinum Only*							✓			
Travel Assistance	*Platinum Only*	✓									
Location Sharing	✓		✓	✓	✓		✓	✓	✓	✓	✓
Stolen Funds Reimbursement	✓	✓				✓					
Item Tracking	✓		✓				✓				
In-App Messaging	✓								✓		
Pet Tracking	✓										

Note: Pricing and feature information sourced from publicly available data. Feature sets for cellular providers reflect those of their associated family safety apps. Life360 feature set and pricing represents the Gold Membership, with select features available at the Platinum Membership for $24.99.

Life360

Investor Presentation | August 2026 63

Investor Presentation | August 2026 Thank you.